Dollars in millions, except per share data
	Three Months Ended			Nine Months Ended
Summary Financial Data & Key Metrics	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Results of Operations:
Net interest income	$1,796	$1,821	$1,990	$5,434	$4,801
Provision for credit losses	117	95	192	276	1,126
Net interest income after provision for credit losses	1,679	1,726	1,798	5,158	3,675
Noninterest income	650	639	615	1,916	11,532
Noninterest expense	1,456	1,386	1,416	4,218	3,843
Income before income taxes	873	979	997	2,856	11,364
Income tax expense	234	272	245	779	412
Net income	639	707	752	2,077	10,952
Preferred stock dividends	15	16	15	46	44
Net income available to common stockholders	$624	$691	$737	$2,031	$10,908
Adjusted net income available to common stockholders(1)	$660	$739	$813	$2,168	$1,870
Pre-tax, pre-provision net revenue (PPNR)(1)	$990	$1,074	$1,189	$3,132	$12,490
Per Share Information:
Diluted earnings per common share (EPS)	$43.42	$47.54	$50.67	$140.26	$750.19
Adjusted diluted EPS(1)	45.87	50.87	55.92	149.71	128.64
Book value per common share at period end	1,547.81	1,487.00	1,343.52
Tangible book value per common share (TBV)(1) at period end	1,504.75	1,443.92	1,297.00
Key Performance Metrics:
Return on average assets (ROA)	1.15%	1.30%	1.41%	1.27%	7.81%
Adjusted ROA(1)	1.22	1.39	1.55	1.35	1.37
PPNR ROA(1)	1.79	1.97	2.23	1.91	8.91
Adjusted PPNR ROA(1)	1.88	2.08	2.48	2.03	2.16
Return on average common equity (ROE)	11.30	13.13	15.20	12.73	90.46
Adjusted ROE(1)	11.94	14.05	16.77	13.59	15.51
Return on average tangible common equity (ROTCE)(1)	11.63	13.53	15.76	13.12	94.17
Adjusted ROTCE(1)	12.29	14.48	17.39	14.00	16.15
Efficiency ratio	59.49	56.36	54.34	57.38	23.53
Adjusted efficiency ratio(1)	54.15	50.77	46.04	51.72	49.85
Net interest margin (NIM)(2)	3.53	3.64	4.07	3.62	3.95
NIM, excluding purchase accounting accretion (PAA)(1), (2)	3.33	3.36	3.52	3.35	3.50
Select Balance Sheet Items at Period End:
Total investment securities	$38,663	$37,666	$26,818
Total loans and leases	138,695	139,341	133,202
Total operating lease equipment, net	9,186	8,945	8,661
Total deposits	151,574	151,079	146,233
Total borrowings	37,161	37,458	37,712
Loan to deposit ratio	91.50%	92.23%	91.09%
Noninterest-bearing deposits to total deposits	25.99	26.49	29.50
Capital Ratios at Period End: (3)
Total risk-based capital ratio	15.36%	15.45%	15.64%
Tier 1 risk-based capital ratio	13.78	13.87	13.83
Common equity Tier 1 ratio	13.24	13.33	13.24
Tier 1 leverage capital ratio	10.20	10.29	9.73
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.90%	0.82%	0.68%
Allowance for loan and lease losses (ALLL) to loans and leases	1.21	1.22	1.26
Net charge-off ratio for the period	0.42	0.38	0.53	0.37	0.45
(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation tables included at the end of this financial supplement for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impacts of Notable Items.

(2) Calculated net of average credit balances and deposits of factoring clients.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.

Dollars in millions, except share and per share data
	Three Months Ended			Nine Months Ended
Income Statement (unaudited)	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Interest income
Interest and fees on loans	$2,430	$2,422	$2,426	$7,206	$5,796
Interest on investment securities	358	330	180	970	407
Interest on deposits at banks	350	378	504	1,176	1,071
Total interest income	3,138	3,130	3,110	9,352	7,274
Interest expense
Deposits	1,004	975	769	2,907	1,632
Borrowings	338	334	351	1,011	841
Total interest expense	1,342	1,309	1,120	3,918	2,473
Net interest income	1,796	1,821	1,990	5,434	4,801
Provision for credit losses	117	95	192	276	1,126
Net interest income after provision for credit losses	1,679	1,726	1,798	5,158	3,675
Noninterest income
Rental income on operating lease equipment	262	259	248	776	719
Fee income and other service charges	81	77	71	233	188
Client investment fees	55	54	52	159	106
Wealth management services	54	52	49	157	140
International fees	29	30	30	87	63
Service charges on deposit accounts	45	44	44	133	112
Factoring commissions	19	19	21	55	60
Cardholder services, net	42	40	41	122	103
Merchant services, net	12	12	12	36	36
Insurance commissions	14	13	13	42	40
Realized gain (loss) on sale of investment securities, net	4	—	(12)	4	(26)
Fair value adjustment on marketable equity securities, net	9	(2)	(1)	3	(20)
Gain on sale of leasing equipment, net	5	4	10	19	18
Gain on acquisition	—	—	12	—	9,891
Loss on extinguishment of debt	—	—	—	(2)	—
Other noninterest income	19	37	25	92	102
Total noninterest income	650	639	615	1,916	11,532
Noninterest expense
Depreciation on operating lease equipment	99	98	95	293	275
Maintenance and other operating lease expenses	59	60	51	164	163
Salaries and benefits	788	745	727	2,277	1,922
Net occupancy expense	62	58	65	182	179
Equipment expense	128	126	117	368	308
Professional fees	42	24	12	91	43
Third-party processing fees	55	58	54	173	139
FDIC insurance expense	31	33	36	105	76
Marketing expense	20	18	22	52	78
Acquisition-related expenses	46	44	121	148	354
Intangible asset amortization	15	15	17	47	40
Other noninterest expense	111	107	99	318	266
Total noninterest expense	1,456	1,386	1,416	4,218	3,843
Income before income taxes	873	979	997	2,856	11,364
Income tax expense	234	272	245	779	412
Net income	$639	$707	$752	$2,077	$10,952
Preferred stock dividends	15	16	15	46	44
Net income available to common stockholders	$624	$691	$737	$2,031	$10,908

Basic earnings per common share	$43.42	$47.54	$50.71	$140.27	$750.79
Diluted earnings per common share	$43.42	$47.54	$50.67	$140.26	$750.19
Weighted average common shares outstanding (basic)	14,375,974	14,534,499	14,528,310	14,480,874	14,527,718
Weighted average common shares outstanding (diluted)	14,375,974	14,534,499	14,539,133	14,481,919	14,539,383

Dollars in millions, except share data
Balance Sheet (unaudited)	September 30, 2024	June 30, 2024	September 30, 2023
Assets
Cash and due from banks	$862	$764	$791
Interest-earning deposits at banks	25,640	25,361	36,704
Securities purchased under agreements to resell	455	392	549
Investment in marketable equity securities	82	78	75
Investment securities available for sale	28,190	27,053	16,661
Investment securities held to maturity	10,391	10,535	10,082
Assets held for sale	68	92	58
Loans and leases	138,695	139,341	133,202
Allowance for loan and lease losses	(1,678)	(1,700)	(1,673)
Loans and leases, net of allowance for loan and lease losses	137,017	137,641	131,529
Operating lease equipment, net	9,186	8,945	8,661
Premises and equipment, net	1,974	1,938	1,768
Goodwill	346	346	346
Other intangible assets, net	265	280	329
Other assets	6,091	6,402	6,212
Total assets	$220,567	$219,827	$213,765
Liabilities
Deposits:
Noninterest-bearing	$39,396	$40,016	$43,141
Interest-bearing	112,178	111,063	103,092
Total deposits	151,574	151,079	146,233
Credit balances of factoring clients	1,250	1,175	1,282
Borrowings:
Short-term borrowings	391	386	453
Long-term borrowings	36,770	37,072	37,259
Total borrowings	37,161	37,458	37,712
Other liabilities	7,754	7,628	8,149
Total liabilities	$197,739	$197,340	$193,376
Stockholders’ equity
Preferred stock	881	881	881
Common stock:
Class A - $1 par value	13	14	14
Class B - $1 par value	1	1	1
Additional paid in capital	3,389	4,099	4,106
Retained earnings	18,703	18,102	16,267
Accumulated other comprehensive loss	(159)	(610)	(880)
Total stockholders’ equity	22,828	22,487	20,389
Total liabilities and stockholders’ equity	$220,567	$219,827	$213,765

Dollars in millions, except share per share data
Notable Items (1)	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Noninterest income
Rental income on operating lease equipment (2)	$(158)	$(158)	$(146)	$(457)	$(438)
Realized (gain) loss on sale of investment securities, net	(4)	—	12	(4)	26
Fair value adjustment on marketable equity securities, net	(9)	2	1	(3)	20
Gain on sale of leasing equipment, net	(5)	(4)	(10)	(19)	(18)
Gain on acquisition	—	—	(12)	—	(9,891)
Loss on extinguishment of debt	—	—	—	2	—
Other noninterest income (3)	—	—	8	(4)	8
Impact of notable items on adjusted noninterest income	$(176)	$(160)	$(147)	$(485)	$(10,293)
Noninterest expense
Depreciation on operating lease equipment (2)	(99)	(98)	(95)	(293)	(275)
Maintenance and other operating lease equipment expense (2)	(59)	(60)	(51)	(164)	(163)
Professional fees (4)	—	(1)	—	(4)	—
FDIC insurance special assessment	—	(2)	—	(11)	—
Acquisition-related expenses	(46)	(44)	(121)	(148)	(354)
Intangible asset amortization	(15)	(15)	(17)	(47)	(40)
Other noninterest expense (5)	(8)	2	—	—	—
Impact of notable items on adjusted noninterest expense	$(227)	$(218)	$(284)	$(667)	$(832)

Day 2 provisions for loan and lease losses and off-balance sheet credit exposure	$—	$—	$—	$—	$(716)
Benefit for credit losses on investment securities available for sale	—	—	3	—	—
Impact of notable items on adjusted provision for credit losses	$—	$—	$3	$—	$(716)
Impact of notable items on adjusted pre-tax income	$51	$58	$134	$182	$(8,745)
Income tax impact (6)	15	10	58	45	293
Impact of notable items on adjusted net income	$36	$48	$76	$137	$(9,038)

Impact of notable items on adjusted diluted EPS	$2.45	$3.33	$5.25	$9.45	$(621.55)

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are deducted from rental income on operating lease equipment to calculate adjusted rental income on operating lease equipment (non-GAAP). There is no net impact to earnings for this non-GAAP item because adjusted noninterest income and expense are reduced by the same amount. Management believes adjusted rental income on operating lease equipment (non-GAAP) is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(3) Other noninterest income includes a gain on litigation settlement in the 2024 YTD period and a Silicon Valley Bridge Bank, N.A purchase accounting adjustment related to FX translation in the 2023 QTD and YTD periods.
(4) Professional fees include expenses related to integration activities.
(5) Other noninterest expense consists of a technology fee in 3Q24 and a litigation reserve release in 2Q24.
(6) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate.

Dollars in millions, except share and per share data
Condensed Income Statements (unaudited) - Adjusted for Notable Items (1)	Three Months Ended			Nine Months Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Interest income	$3,138	$3,130	$3,110	$9,352	$7,274
Interest expense	1,342	1,309	1,120	3,918	2,473
Net interest income	1,796	1,821	1,990	5,434	4,801
Provision for credit losses	117	95	195	276	410
Net interest income after provision for credit losses	1,679	1,726	1,795	5,158	4,391
Noninterest income	474	479	468	1,431	1,239
Noninterest expense	1,229	1,168	1,132	3,551	3,011
Income before income taxes	924	1,037	1,131	3,038	2,619
Income tax expense	249	282	303	824	705
Net income	$675	$755	$828	$2,214	$1,914
Preferred stock dividends	15	16	15	46	44
Net income available to common stockholders	$660	$739	$813	$2,168	$1,870

Basic earnings per common share	$45.87	$50.87	$55.96	$149.72	$128.74
Diluted earnings per common share	45.87	50.87	55.92	149.71	128.64
Weighted average common shares outstanding (basic)	14,375,974	14,534,499	14,528,310	14,480,874	14,527,718
Weighted average common shares outstanding (diluted)	14,375,974	14,534,499	14,539,133	14,481,919	14,539,383
(1) The GAAP income statements and notable items are included previously in this financial supplement. The condensed adjusted income statements above (non-GAAP) exclude the impact of notable items. Refer to the non-GAAP reconciliation tables at the end of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measure.

Dollars in millions
Loans and Leases by Class (end of period)	September 30, 2024	June 30, 2024	September 30, 2023

Commercial
Commercial construction	$4,924	$4,484	$3,946
Owner occupied commercial mortgages	16,372	16,233	15,148
Non-owner occupied commercial mortgages	16,078	15,580	14,243
Commercial and industrial	30,867	30,684	28,717
Leases	2,020	2,049	2,108
Total commercial	$70,261	$69,030	$64,162

Consumer
Residential mortgage	$23,237	$23,101	$22,465
Revolving mortgage	2,455	2,351	2,067
Consumer auto	1,543	1,503	1,411
Consumer other	1,347	1,388	1,191
Total consumer	$28,582	$28,343	$27,134

SVB
Global fund banking	$27,114	$28,915	$27,516
Investor dependent - early stage	1,128	1,179	1,718
Investor dependent - growth stage	2,434	2,627	3,948
Innovation C&I and cash flow dependent	9,176	9,247	8,724
Total SVB	$39,852	$41,968	$41,906
Total loans and leases	$138,695	$139,341	$133,202
Less: allowance for loan and lease losses	(1,678)	(1,700)	(1,673)
Total loans and leases, net of allowance for loan and lease losses	$137,017	$137,641	$131,529

Deposits by Type (end of period)	September 30, 2024	June 30, 2024	September 30, 2023
Noninterest-bearing demand	$39,396	$40,016	$43,141
Checking with interest	23,216	23,907	23,461
Money market	34,567	32,636	30,079
Savings	40,266	39,361	32,708
Time	14,129	15,159	16,844
Total deposits	$151,574	$151,079	$146,233

Dollars in millions
	Three Months Ended			Nine Months Ended
Credit Quality and Allowance for Loan and Lease Losses (ALLL)	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Nonaccrual loans at period end	$1,244	$1,141	$899
Ratio of nonaccrual loans to total loans at period end	0.90%	0.82%	0.68%

Charge-offs	$(177)	$(159)	$(199)	$(464)	$(437)
Recoveries	32	27	23	84	54
Net charge-offs	$(145)	$(132)	$(176)	$(380)	$(383)
Net charge-off ratio	0.42%	0.38%	0.53%	0.37%	0.45%

ALLL to loans ratio at period end	1.21%	1.22%	1.26%

ALLL at beginning of period	$1,700	$1,737	$1,637	$1,747	$922
Initial PCD ALLL	—	—	—	—	220
Day 2 provision for loan and lease losses	—	—	—	—	462
Provision for loan and lease losses	123	95	212	311	452
Net charge-offs	(145)	(132)	(176)	(380)	(383)
ALLL at end of period	$1,678	$1,700	$1,673	$1,678	$1,673

Dollars in millions	Three Months Ended
Average Balance Sheets, Yields and Rates	September 30, 2024			June 30, 2024			September 30, 2023
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1)(2)	$137,602	$2,430	7.03%	$135,965	$2,422	7.15%	$131,653	$2,426	7.30%
Investment securities	38,189	354	3.70	36,445	327	3.60	24,388	177	2.90
Securities purchased under agreements to resell	241	4	5.34	236	3	5.37	223	3	5.28
Interest-earning deposits at banks	26,167	350	5.33	28,059	378	5.42	37,456	504	5.34
Total interest-earning assets (2)	$202,199	$3,138	6.18%	$200,705	$3,130	6.26%	$193,720	$3,110	6.37%

Operating lease equipment, net	$9,028			$8,888			$8,617
Cash and due from banks	717			750			911
Allowance for loan and lease losses	(1,725)			(1,763)			(1,714)
All other noninterest-earning assets	10,247			10,311			10,460
Total assets	$220,466			$218,891			$211,994
Interest-bearing deposits
Checking with interest	$23,946	$134	2.23%	$24,427	$137	2.26%	$24,600	$134	2.15%
Money market	34,127	278	3.24	31,998	250	3.14	29,684	179	2.40
Savings	39,944	436	4.34	38,434	415	4.35	30,185	303	3.99
Time deposits	14,429	156	4.29	16,043	173	4.33	16,489	153	3.68
Total interest-bearing deposits	112,446	1,004	3.55	110,902	975	3.54	100,958	769	3.02
Borrowings:
Securities sold under customer repurchase agreements	384	—	0.55	380	—	0.46	454	—	0.35
Short-term FHLB borrowings	—	—	—	—	—	—	—	—	—
Short-term borrowings	384	—	0.55	380	—	0.46	454	—	0.35
Federal Home Loan Bank borrowings	—	—	2.01	—	—	2.00	444	6	5.47
Senior unsecured borrowings	361	2	2.59	375	3	2.49	382	2	2.46
Subordinated debt	900	8	3.34	901	7	3.32	1,042	10	3.65
Other borrowings	35,803	328	3.66	35,824	324	3.61	35,831	333	3.71
Long-term borrowings	37,064	338	3.64	37,100	334	3.60	37,699	351	3.72
Total borrowings	37,448	338	3.61	37,480	334	3.56	38,153	351	3.68
Total interest-bearing liabilities	$149,894	$1,342	3.57%	$148,382	$1,309	3.54%	$139,111	$1,120	3.20%

Noninterest-bearing deposits	$39,026			$39,344			$43,085
Credit balances of factoring clients	1,195			1,234			1,209
Other noninterest-bearing liabilities	7,500			7,879			8,473
Stockholders' equity	22,851			22,052			20,116
Total liabilities and stockholders’ equity	$220,466			$218,891			$211,994

Net interest income		$1,796			$1,821			$1,990
Net interest spread (2)			2.61%			2.72%			3.17%
Net interest margin (2)			3.53%			3.64%			4.07%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The balance and rate presented are calculated net of average credit balances and deposits of factoring clients.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions	Nine Months Ended
Average Balance Sheets, Yields and Rates	September 30, 2024			September 30, 2023
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1)(2)	$135,302	$7,206	7.11%	$113,028	$5,796	6.85%
Investment securities	35,769	960	3.58	21,222	401	2.52
Securities purchased under agreements to resell	240	10	5.37	139	6	5.12
Interest-earning deposits at banks	29,192	1,176	5.38	27,794	1,071	5.15
Total interest-earning assets (2)	$200,503	$9,352	6.22%	$162,183	$7,274	5.99%

Operating lease equipment, net	$8,908			$8,421
Cash and due from banks	751			891
Allowance for loan and lease losses	(1,762)			(1,420)
All other noninterest-earning assets	10,087			17,354
Total assets	$218,487			$187,429
Interest-bearing deposits
Checking with interest	$24,112	$401	2.22%	$21,783	$274	1.68%
Money market	32,358	760	3.14	26,686	407	2.04
Savings	38,296	1,242	4.33	23,410	601	3.44
Time deposits	15,712	504	4.28	14,404	350	3.25
Total interest-bearing deposits	110,478	2,907	3.51	86,283	1,632	2.53
Borrowings:
Securities sold under customer repurchase agreements	398	1	0.49	455	1	0.32
Short-term FHLB borrowings	—	—	—	145	5	4.79
Short-term borrowings	398	1	0.49	600	6	1.40
Federal Home Loan Bank borrowings	—	—	2.00	3,084	120	5.22
Senior unsecured borrowings	371	7	2.53	686	11	2.16
Subordinated debt	904	23	3.32	1,045	29	3.59
Other borrowings	35,829	980	3.65	24,450	675	3.68
Long-term borrowings	37,104	1,010	3.63	29,265	835	3.80
Total borrowings	37,502	1,011	3.59	29,865	841	3.75
Total interest-bearing liabilities	$147,980	$3,918	3.53%	$116,148	$2,473	2.84%

Noninterest-bearing deposits	$39,339			$39,007
Credit balances of factoring clients	1,178			1,129
Other noninterest-bearing liabilities	7,793			14,143
Stockholders' equity	22,197			17,002
Total liabilities and stockholders’ equity	$218,487			$187,429

Net interest income		$5,434			$4,801
Net interest spread (2)			2.69%			3.15%
Net interest margin (2)			3.62%			3.95%
(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The balance and rate presented are calculated net of average credit balances and deposits of factoring clients.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data
		Three Months Ended			Nine Months Ended
Non-GAAP Reconciliations		September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income and EPS
Net income (GAAP)	a	$639	$707	$752	$2,077	$10,952
Preferred stock dividends		15	16	15	46	44
Net income available to common stockholders (GAAP)	b	$624	$691	$737	$2,031	$10,908
Total notable items, after income tax	c	36	48	76	137	(9,038)
Adjusted net income (non-GAAP)	d = (a+c)	675	755	828	2,214	1,914
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$660	$739	$813	$2,168	$1,870
Weighted average common shares outstanding
Basic	f	14,375,974	14,534,499	14,528,310	14,480,874	14,527,718
Diluted	g	14,375,974	14,534,499	14,539,133	14,481,919	14,539,383
EPS (GAAP)
Basic	b/f	$43.42	$47.54	$50.71	$140.27	$750.79
Diluted	b/g	43.42	47.54	50.67	140.26	750.19
Adjusted EPS (non-GAAP)
Basic	e/f	$45.87	$50.87	$55.96	$149.72	$128.74
Diluted	e/g	45.87	50.87	55.92	149.71	128.64

Noninterest income and expense
Noninterest income (GAAP)	h	$650	$639	$615	$1,916	$11,532
Impact of notable items, before income tax		(176)	(160)	(147)	(485)	(10,293)
Adjusted noninterest income (non-GAAP)	i	$474	$479	$468	$1,431	$1,239

Noninterest expense (GAAP)	j	$1,456	$1,386	$1,416	$4,218	$3,843
Impact of notable items, before income tax		(227)	(218)	(284)	(667)	(832)
Adjusted noninterest expense (non-GAAP)	k	$1,229	$1,168	$1,132	$3,551	$3,011

Provision for credit losses
Provision for credit losses		$117	$95	$192	$276	$1,126
Less: day 2 provision for loan and lease losses and off-balance sheet exposure		—	—	—	—	716
Less: provision (benefit) for credit losses on investment securities available for sale		—	—	(3)	—	—
Adjusted provision for credit losses (non-GAAP)		$117	$95	$195	$276	$410

PPNR
Net income (GAAP)	a	$639	$707	$752	$2,077	$10,952
Plus:
Provision for credit losses		117	95	192	276	1,126
Income tax expense		234	272	245	779	412
PPNR (non-GAAP)	l	$990	$1,074	$1,189	$3,132	$12,490
Impact of notable items (1)		51	58	137	182	(9,461)
Adjusted PPNR (non-GAAP)	m	$1,041	$1,132	$1,326	$3,314	$3,029
(1) Excludes the notable items for the provision for credit losses and income taxes as these items are excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions
		Three Months Ended			Nine Months Ended
Non-GAAP Reconciliations (continued)		September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
ROA
Net income (GAAP)	a	$639	$707	$752	$2,077	$10,952
Annualized net income	n = a annualized	2,544	2,842	2,983	2,775	14,642
Adjusted net income (non-GAAP)	d	675	755	828	2,214	1,914
Annualized adjusted net income	p = d annualized	2,684	3,036	3,286	2,958	2,560
Average assets	o	220,466	218,891	211,994	218,487	187,429
ROA	n/o	1.15%	1.30%	1.41%	1.27%	7.81%
Adjusted ROA (non-GAAP)	p/o	1.22	1.39	1.55	1.35	1.37

PPNR ROA
PPNR (non-GAAP)	l	$990	$1,074	$1,189	$3,132	$12,490
Annualized PPNR	q = l annualized	3,942	4,316	4,717	4,184	16,699
Adjusted PPNR (non-GAAP)	m	1,041	1,132	1,326	3,314	3,029
Annualized adjusted PPNR	r = m annualized	4,141	4,552	5,261	4,427	4,049
PPNR ROA (non-GAAP)	q/o	1.79%	1.97%	2.23%	1.91%	8.91%
Adjusted PPNR ROA (non-GAAP)	r/o	1.88	2.08	2.48	2.03	2.16

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$2,483	$2,779	$2,923	$2,713	$14,583
Annualized adjusted net income available to common stockholders	t = e annualized	$2,623	$2,974	$3,225	$2,896	$2,501

Average stockholders' equity (GAAP)		$22,851	$22,052	$20,116	$22,197	$17,002
Less: average preferred stock		881	881	881	881	881
Average common stockholders' equity	u	$21,970	$21,171	$19,235	$21,316	$16,121
Less: average goodwill		346	346	346	346	346
Less: average other intangible assets		275	288	338	290	290
Average tangible common equity (non-GAAP)	v	$21,349	$20,537	$18,551	$20,680	$15,485
ROE	s/u	11.30%	13.13%	15.20%	12.73%	90.46%
Adjusted ROE (non-GAAP)	t/u	11.94	14.05	16.77	13.59	15.51
ROTCE (non-GAAP)	s/v	11.63	13.53	15.76	13.12	94.17
Adjusted ROTCE (non-GAAP)	t/v	12.29	14.48	17.39	14.00	16.15

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$22,828	$22,487	$20,389
Less: preferred stock		881	881	881
Common equity	x	$21,947	$21,606	$19,508
Less: goodwill		346	346	346
Less: other intangible assets		265	280	329
Tangible common equity (non-GAAP)	y	$21,336	$20,980	$18,833
Total assets (GAAP)	z	220,567	219,827	213,765
Tangible assets (non-GAAP)	aa	219,956	219,201	213,090
Total equity to total assets (GAAP)	w/z	10.35%	10.23%	9.54%
Tangible common equity to tangible assets (non-GAAP)	y/aa	9.70	9.57	8.84
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data
		Three Months Ended			Nine Months Ended
Non-GAAP Reconciliations (continued)		September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Book value and tangible book value per common share at period end
Common shares outstanding at period end	bb	14,179,208	14,529,735	14,520,103
Book value per share	x/bb	$1,547.81	$1,487.00	$1,343.52
Tangible book value per common share (non-GAAP)	y/bb	1,504.75	1,443.92	1,297.00

Efficiency ratio
Net interest income	cc	$1,796	$1,821	$1,990	$5,434	$4,801
Efficiency ratio (GAAP)	j / (h + cc)	59.49%	56.36%	54.34%	57.38%	23.53%
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	54.15	50.77	46.04	51.72%	49.85%

Rental income on operating lease equipment
Rental income on operating lease equipment (GAAP)		$262	$259	$248	$776	$719
Less: depreciation on operating lease equipment		99	98	95	293	275
Less: maintenance and other operating lease expenses		59	60	51	164	163
Adjusted rental income on operating lease equipment (non-GAAP)		$104	$101	$102	$319	$281

Net interest income & Net interest margin
Net interest income (GAAP)	cc	$1,796	$1,821	$1,990	$5,434	$4,801

Loan PAA income	dd	107	145	275	415	535
Other PAA (expense) income	ee	(6)	(5)	(6)	(16)	11
Total PAA	ff = (dd + ee)	$101	$140	$269	$399	$546
Net interest income, excluding PAA (non-GAAP)	gg = (cc - ff)	$1,695	$1,681	$1,721	$5,035	$4,255

Annualized net interest income (GAAP)	hh = cc annualized	$7,147	$7,322	$7,894	$7,259	$6,418
Annualized net interest income, excluding PAA (non-GAAP)	ii = ee annualized	6,746	6,760	6,829	6,726	5,689
Average interest-earning assets	jj	202,199	200,705	193,720	200,503	162,183

NIM (GAAP)	hh/jj	3.53%	3.64%	4.07%	3.62%	3.95%
NIM, excluding PAA (non-GAAP)	ii/jj	3.33	3.36	3.52	3.35	3.50

Note: Certain items above do not precisely recalculate as presented due to rounding.